Exhibit 10-19

                            AGREEMENT OF REINSURANCE
                                    NO. 8759

                                     between

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY
                               420 South York Road
                           Hatboro, Pennsylvania 19040
               (herein collectively referred to as the "Company")

                                       and

                         GENERAL REINSURANCE CORPORATION
                             a Delaware corporation
                         having its principal offices at
                                Financial Centre
                       695 East Main Street P.O. Box 10350
                        Stamford, Connecticut 06904-2350
                     (herein referred to as the "Reinsurer")
   ---------------------------------------------------------------------------

In consideration of the promises set forth in this Agreement, the parties agree as follows:


Article I  -  SCOPE OF AGREEMENT

As a condition precedent to the Reinsurer's obligations under this Agreement, the Company shall cede to the Reinsurer the business described in this Agreement, and the Reinsurer shall accept such business as reinsurance from the Company.

This Agreement is comprised of General Articles I through XII and the Exhibit(s) listed below and each Exhibit which may be made a part of this Agreement. The terms of the General Articles and of the Exhibit(s) shall determine the rights and obligations of the parties. The terms of the General Articles shall apply to each Exhibit unless specifically amended therein. In the event of termination of all the Exhibits made a part of this Agreement, the General Articles shall automatically terminate when the liability of the Reinsurer under said Exhibits ceases.

         EXHIBIT A  -  EXCESS OF LOSS REINSURANCE
                                       of
                            Other Liability Business

         EXHIBIT B  -  EXCESS OF LOSS REINSURANCE
                                       of
                          Automobile Liability Business

         EXHIBIT C  -  EXCESS OF LOSS REINSURANCE
                                       of
                                Property Business


Article II  -  PARTIES TO THE AGREEMENT

This Agreement is solely between the Company and the Reinsurer. When more than one Company is named as a party to this Agreement, the first Company named shall be the agent of the other companies as to all matters pertaining to this Agreement. Performance of the obligations of each party under this Agreement shall be rendered solely to the other party. However, if the Company becomes insolvent, the liability of the Reinsurer shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY. In no instance shall any insured of the Company or any claimant against an insured of the Company have any rights under this Agreement.


Article III  -  MANAGEMENT OF CLAIMS AND LOSSES

The Company shall investigate and settle or defend all claims and losses. When requested by the Reinsurer, the Company shall permit the Reinsurer, at the expense of the Reinsurer, to be associated with the Company in the defense or control of any claim, loss, or legal proceeding which involves or is likely to involve the Reinsurer. All payments of claims or losses by the Company within the terms and limits of its policies which are within the limits set forth in the applicable Exhibit shall be binding on the Reinsurer, subject to the terms of this Agreement.


Article IV  -  RECOVERIES

The Company shall pay to or credit the Reinsurer with the Reinsurer's portion of any recovery obtained from salvage, subrogation, or other insurance. Adjustment Expenses for recoveries shall be deducted from the amount recovered.

The Reinsurer shall be subrogated to the rights of the Company to the extent of its loss payments to the Company. The Company agrees to enforce its rights of salvage, subrogation, and its rights against insurers or to assign these rights to the Reinsurer.

If the reinsurance under an Exhibit is on a share basis, the recoveries shall be apportioned between the parties in the same ratio as the amounts of their liabilities bear to the loss. If the reinsurance under an Exhibit is on an excess basis, recoveries shall be distributed to the parties in an order inverse to that in which their liabilities accrued.


Article V  -  PREMIUM REPORTS AND REMITTANCES

All reinsurance premium reports required by the Exhibit(s) attached hereto may be sent to:

         Client Accounting Unit
         General Reinsurance Corporation
         Financial Centre
         P.O. Box 10353
         Stamford, CT  06904-2353

All reinsurance premiums and any other amounts due the Reinsurer may be remitted to the following lockbox address:

         General Reinsurance Corporation
         P.O. Box 92555
         Chicago, IL  60675-2555


Article VI  -  ERRORS AND OMISSIONS

The Reinsurer shall not be relieved of liability because of an error or accidental omission of the Company in reporting any claim or loss or any business reinsured under this Agreement, provided that the error or omission is rectified promptly after discovery. The Reinsurer shall be obligated only for the return of the premium paid for business reported but not reinsured under this Agreement.


Article VII  -  SPECIAL ACCEPTANCES

Business not within the terms of this Agreement may be submitted to the Reinsurer for special acceptance and, if accepted by the Reinsurer, shall be subject to all of the terms of this Agreement except as modified by the special acceptance.


Article VIII  -  RESERVES AND TAXES

The Reinsurer shall maintain the required reserves as to the Reinsurer's portion of unearned premium, claims, losses, and adjustment expense.

The Company shall be liable for all premium taxes on premium ceded to the Reinsurer under this Agreement. If the Reinsurer is obligated to pay any premium taxes on this premium, the Company shall reimburse the Reinsurer; however, the Company shall not be required to pay taxes twice on the same premium.


Article IX  -  OFFSET

The Company or the Reinsurer may offset any balance, whether on account of premium, commission, claims or losses, Adjustment Expense, salvage, or otherwise, due from one party to the other under this Agreement or under any other agreement heretofore or hereafter entered into between the Company and the Reinsurer.

Article X  -  INSPECTION OF RECORDS

The Company shall allow the Reinsurer to inspect, at reasonable times, the records of the Company relevant to the business reinsured under this Agreement, including Company files concerning claims, losses, or legal proceedings which involve or are likely to involve the Reinsurer.


Article XI  -  ARBITRATION

Any unresolved difference of opinion between the Reinsurer and the Company shall be submitted to arbitration by three arbitrators. One arbitrator shall be chosen by the Reinsurer, and one shall be chosen by the Company. The third arbitrator shall be chosen by the other two arbitrators within ten (10) days after they have been appointed. If the two arbitrators cannot agree upon a third arbitrator, each arbitrator shall nominate three persons of whom the other shall reject two. The third arbitrator shall then be chosen by drawing lots. If either party fails to choose an arbitrator within thirty (30) days after receiving the written request of the other party to do so, the latter shall choose both arbitrators, who shall choose the third arbitrator. The arbitrators shall be impartial and shall be active or retired persons whose principal occupation is or was as an officer of property and casualty insurance or reinsurance companies.

The party requesting arbitration (the "Petitioner") shall submit its brief to the arbitrators within thirty (30) days after notice of the selection of the third arbitrator. Upon receipt of the Petitioner's brief, the other party (the "Respondent") shall have thirty (30) days to file a reply brief. On receipt of the Respondent's brief, the Petitioner shall have twenty (20) days to file a rebuttal brief. Respondent shall have twenty (20) days from the receipt of Petitioner's rebuttal brief to file its rebuttal brief. The arbitrators may extend the time for filing of briefs at the request of either party.

The arbitrators are relieved from judicial formalities and, in addition to considering the rules of law and the customs and practices of the insurance and reinsurance business, shall make their award with a view to effecting the intent of this Agreement. The decision of the majority shall be final and binding upon the parties. The costs of arbitration, including the fees of the arbitrators, shall be shared equally unless the arbitrators decide otherwise. The arbitration shall be held at the times and places agreed upon by the arbitrators.


Article XII  -  INSOLVENCY OF THE COMPANY

In the event of the insolvency of the Company, the reinsurance proceeds will be paid to the Company or the liquidator on the basis of the amount of the claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or part of the claim.

The Reinsurer shall be given written notice of the pendency of each claim against the Company on the policy(ies) reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceedings. The Reinsurer shall have the right to investigate each such claim and to interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defenses which it may deem available to the Company or its liquidator. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate,

this               day of                                     , 200___,
     -------------        ------------------------------------

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY




Attest:
         -----------------------------------

and this           day of                                     , 200___.
         ---------        ------------------------------------

                         GENERAL REINSURANCE CORPORATION



                                                                Vice President
Attest:
         -----------------------------------

                                    EXHIBIT A

                         Attached to and made a part of
                        Agreement of Reinsurance No. 8759

                           EXCESS OF LOSS REINSURANCE
                                       of
                            Other Liability Business
  ---------------------------------------------------------------------------

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT



This Exhibit shall apply to Other Liability Business written by the Company, which is defined as insurance classified as other liability (including employers' liability stop gap coverage but excluding hired and non-owned automobile liability) and section II under commercial multiple peril (including employers' liability stop gap coverage and businessowners) and described in the manuals of the Insurance Services Office, as respects insureds domiciled in the United States of America, its territories and possessions, or in Canada.


Section 2  -  COMMENCEMENT

This Exhibit shall apply to new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 2000, with respect to claims or losses resulting from occurrences insured under coverages of such policies written on an occurrence basis and with respect to claims received and recorded by the Company or the insured under coverages of such policies written on a claims made basis.

This Exhibit shall continue in force until terminated in accordance with the provisions of the section entitled TERMINATION.


Section 3  -  LIABILITY OF THE REINSURER

The Reinsurer shall pay to the Company, with respect to Other Liability business of the Company, the amount of Net Loss each Occurrence in excess of the Company Retention but not exceeding the Limit of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

                                       SCHEDULE OF REINSURANCE
-------------------------------------------------------------------------------
                              Company                   Limit of Liability
Class of Business            Retention                   of the Reinsurer
-------------------------------------------------------------------------------
                                                 First                Second
                                             Excess Cover          Excess Cover

Other Liability Business     $500,000          $500,000             $2,000,000
-------------------------------------------------------------------------------


Section 4  -  COMBINATION COVER

If an Occurrence takes place which involves the Other Liability business reinsured hereunder and/or the Automobile Liability business reinsured under Exhibit B to this Agreement and/or one Property Risk reinsured under Exhibit C to this Agreement in combination, the Reinsurer shall pay to the Company the amount of Net Loss in excess of a Combination Company Retention equal to the highest Company Retention for the business involved with respect to such Occurrence, but not exceeding a Limit of Liability of the Reinsurer equal to the difference between the Combination Company Retention and the sum of the Company Retentions for the business involved. The Limit of Liability of the Reinsurer specified in this Section shall be in addition to the Limits of Liability of the Reinsurer set forth in the sections entitled LIABILITY OF THE REINSURER of this Exhibit and said Exhibits B and C.


Section 5  -  OTHER REINSURANCE

The obligations of the Company to reinsure business falling within the scope of this Exhibit and of the Reinsurer to accept such reinsurance are mandatory and no other reinsurance (either facultative or treaty) is permitted, except as provided for below.

The Company may purchase facultative excess of loss reinsurance or facultative share reinsurance within the liability of the Reinsurer, if, in the underwriting judgment of the Company, the Reinsurer will be benefited thereby. In no event, however, shall the amount required with respect to the Company Retention be reduced.


Section 6  -  COMPANY POLICY AMOUNTS

For the purpose of determining the Company Retention and the Limits of Liability of the Reinsurer, the limits of liability of the Company with respect to any one policy shall be deemed not to exceed:

    (a)    Other Liability Combined Single Limit      $1,000,000 each occurrence
           (Including Employers' Liability Stop
           Gap Coverage)

    (b)    Section II Liability under Commercial      $1,000,000 each occurrence
           Multiple Peril (Including Employers'
           Liability Stop Gap Coverage and
           Businessowners)


Section 7  -  DEFINITIONS

         (a)    Company Retention

                This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

         (b)    Net Loss

                This term shall mean all payments by the Company within the terms and limits of its policies in settlement of claims or losses, payment of benefits, or satisfaction of judgments or awards, including Adjustment Expense, after deduction of subrogation and other recoveries and after deduction of amounts due from all other reinsurance, whether collectible or not. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

                Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, this term shall also include 100% of Losses in Excess of Policy Limits and 80% of Extra Contractual Obligations.

         (c)    Adjustment Expense

                This term shall mean expenditures by the Company within the terms of its policies in the direct defense of claims and as allocated to an individual claim or loss (other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company) made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses, court costs; Prejudgment Interest or Delayed Damages; and interest on any judgment or award.

         (d)    Prejudgment Interest or Delayed Damages

                This term shall mean interest or damages added to a settlement, verdict, award, or judgment based on the amount of time prior to the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

        (e)     Losses  in  Excess  of  Policy  Limits  and  Extra   Contractual
                Obligations

                (1) The term "Loss in Excess of Policy Limits" shall mean a payment made to a third party claimant in excess of the policy limit which the Company is legally obligated to pay resulting from an action taken by the insured or assignee arising from a third party claimant being awarded an amount in excess of the Company's policy limit as a result of the Company's failure to settle within the policy limit or of the Company's alleged or actual negligence or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

                (2) The term "Extra Contractual Obligation" shall mean a loss which the Company is legally obligated to pay, which is not covered under any other provision of this Exhibit and which arises from the Company's handling of any claim on the policies reinsured hereunder which have limits of liability greater than the Company Retention.

                The date on which a Loss in Excess of Policy Limits or an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original Occurrence.

                There shall be no coverage hereunder where the Loss in Excess of the Policy Limit or the Extra Contractual Obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

                Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this definition and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's Net Loss.

         (f)    Occurrence

                This term shall mean each accident or occurrence or series of accidents or occurrences arising out of one event, whether involving one or several of the Company's policies. All bodily injury, personal injury, advertising injury or property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence. The date of Occurrence shall be deemed to be the following:

                (1) As respects a loss involving one or more policies written on an occurrence basis, the date on which bodily injury, personal injury, advertising injury or property damage occurs.

                (2) As respects a loss involving one or more policies written on a claims-made basis, the date when notice of claim is received and recorded by the Company or the insured, whichever comes first, and any related claims reported subsequent to such date shall be included in such loss. However, if notice of claim is received and recorded by the Company or the insured during an Extended Reporting Period, the date of Occurrence shall be deemed to be the last day of the policy period.

                (3) As respects a loss involving one or more policies written on an occurrence basis and one or more policies written on a claims-made basis, the date on which bodily injury, personal injury, advertising injury or property damage occurs, and any related claims reported subsequent to such date shall be included in such loss whether they are covered under occurrence or claims-made policies.

         (g)    Subject Premium

                This term shall mean the Company's premium for the business reinsured under this Exhibit, after deduction of the premium paid for reinsurance which inures to the benefit of this Exhibit.

                For purposes of this Exhibit, subject premium for businessowners shall be deemed to be 40% of the total policy premium.


Section 8  -  EXCLUSIONS

This Exhibit does not apply to:

         (a) Reinsurance assumed by the Company, excepting reinsurance of primary business assumed from affiliated companies and excepting reinsurance of business written by another insurance company at the request of the Company and 100% reinsured by the Company;

         (b) Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of policy containing a standard war exclusion clause;

        (c) Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool, association, or syndicate, including pools, associations, or syndicates in which membership by the Company is required under any statute or regulation;

        (d) Any liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund, or other arrangement, howsoever denominated, established, or governed, which provides for any assessment of, payment, or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part;

        (e) Nuclear Incident as provided in the Nuclear Incident Exclusion Clause - Liability - Reinsurance, which is attached to and made a part of this Exhibit;

        (f) Policies written on a co-indemnity basis not controlled by the Company;

        (g) Fidelity, surety, aviation, ocean marine, system performance, boiler and machinery, political risk, kidnap, ransom and extortion, credit, retroactive liability, financial guarantee and insolvency business, or strike insurance;

        (h) Policies written to apply in excess of a deductible or self insured amount of more than $25,000 or policies written to apply specifically in excess over underlying insurance;

        (i) Pollution liability or environmental impairment liability with respect to new and renewal policies written on and after January 1, 1986, but this exclusion does not preclude liability for loss, damage, costs, or expenses which are covered under Insurance Services Office wordings promulgated on or after January 1, 1986. However, if the insured elects to purchase any "buy back" or additional coverage options, such options shall not be covered under this Exhibit even if such options are provided by or covered under such Insurance Services Office wordings;

        (j) "Self-insurance" or "self-insured obligations", howsoever styled, of the Company, its affiliates or subsidiaries, or any insurance wherein the Company, its affiliates or subsidiaries, are named as the insured party, either alone or jointly with some other party, notwithstanding that no legal liability may arise in respect thereof by reason of the fact that the Company, its affiliates or subsidiaries, may not be obligated by law to pay a claim to itself, its affiliates or subsidiaries;

         (k) Policies written on a claims made basis where the retroactive date of such policies precedes the effective date of the original insured's first claims made policy;

         (l) Liability arising out of the manufacturing, mining, transportation, distribution, use, removal, encapsulation, or exposure to asbestos, asbestos products, asbestos fibers, or asbestos dust;

         (m) Policies covering liability of any original insured whose annual gross sales, receipts, or revenues exceed $250,000,000;

         (n) Automobile liability insurance, including non owned and hired automobile liability when written as part of a general liability policy;

         (o) Liability other than automobile insurance relating to risks involving:

                (1) Wrecking of buildings or structures, except when six stories or less in height;

                (2)   Amusement  parks,   amusement  devices  (other  than  coin
                      operated devices), fairs, exhibitions, carnivals, circuses, and zoos (other than petting zoos), except when written within the guidelines of the Company's Special Events Program;

                (3) Sports or other entertainment events with an expected capacity, at any one time, of 25,000 or more people;

                (4) Arenas, grandstands, stadiums, theatres, halls and any other indoor venues with an expected capacity, at any one time, of 25,000 or more people;

                (5)   Blasting operations;

                (6)   Motion picture production;

                (7)   All mining or quarrying operations;

                (8)   Subway  construction  or  tunnelling,   other  than  sewer
                      construction;

                (9) Navigation, towing, construction, repair, conversion, cleaning, work on, stevedoring, demolition, wrecking, uprighting, or salvage of any commercial vessel, barge, dry dock, oil rig, and any other commercial vessel;

                (10)  Offshore or subaqueous operations;

                (11) Railroads, including street railways, except sidetrack agreements;

                (12)  Aircraft, helicopters, airports, or flight operations;

                (13)  Governmental   subdivisions,   bodies,   authorities,   or
                      agencies over 10,000 in population, except OL&T related exposures;

                (14)  Storage,  production,   marketing,  handling,  refinement,
                      distribution, or transmission of natural or artificial fuels, except with respect to:

                      (i) Wholesale distribution of gasoline, kerosene, or fuel oils;

                      (ii) Storage of gasoline, kerosene, or fuel oils with a combined total capacity of less than 75,000 gallons at any one location; and,

                      (iii) Retail sales of gasoline or diesel fuel or fuel oil;

                (15) Manufacture, transportation, marketing, handling, storage, or use of explosives (Note: An explosive substance is defined as any substance manufactured for the express purpose of exploding as differentiated from other commodities used industrially which are fortuitously explosive such as gasoline, celluloid, fuel gases, and dyestuffs), caps, primers, or detonators and other similar materials, fireworks, ammunition, or ammonium nitrate;

                (16)  Gas, electric, and water utility companies;

                (17)  Shoring,   underpinning,   or  moving  of   buildings   or
                      structures;

                (18) Manufacture, marketing, blending, mixing, repackaging or relabeling of agricultural and industrial chemicals;

                (19) Steeple or chimney shaft work (other than residential chimney sweep operations) and tower construction;

                (20)  Construction or maintenance of cofferdams;

                (21) Malpractice or professional liability and/or errors and omissions insurance including liability of any insurer or reinsurer for alleged misconduct in the handling of claims or in any of its dealings with policyholders, except for beauticians, barbers, morticians, opticians, optometrists, hearing aid specialists clergymen counseling, animal grooming, exercise studios, day care centers and those classes mutually agreed upon in writing;

                (22)  Directors  and  officers,   public   officials,   Security
                      Exchange Commission, and ERISA liability;

                (23)  Broadcasters, telecasters, and publishers liability;

                (24) Liquor law liability other than the following: host liquor, and liquor law liability when written in conjunction with the Company's Restaurant Pak program, Special Events program, Bar and Tavern program, or Package Store and Grocery Store program;

                (25)  Products   recall,   products   integrity,   or   products
                      impairment insurance;

                (26)  Products and completed operations as respects:

                      (i) The manufacture, sale, handling, or distribution of aircraft, aerospacecraft, satellites, and missiles and parts for or components of, aircraft, aerospacecraft, satellites, and missiles;

                      (ii) The manufacture, blending, mixing, repackaging, relabeling, or importing of ethical and non-ethical drugs, and cosmetics;

                      (iii)  The  manufacture,   or  wholesale  distribution  of
                             tobacco based products;

                      (iv) The manufacture of all motorized vehicles, mobile equipment, heavy equipment or machinery, home power tools, and oil drilling equipment;

                      (v) The manufacture, blending, mixing, repackaging, or relabeling of farm animal feed.

                (27)  Oil or gas pipelines, wells, or drilling operations;

                (28)  Ship building, ship repair yards, dry docks, and marinas;

         (p)    Homeowners Section II and comprehensive personal liability;

         (q) Liability insurance afforded for watercraft; however, this exclusion shall not apply to coverage afforded by ISO Commercial General Liability Coverage Form CG 00 01 (Ed. 11/85) or as subsequently amended.


If the Company provides insurance for an insured with respect to any premises, operations, products, or completed operations listed in exclusion (o) items (1),
(2), (5), (7), (14), (15), (17), (19),  (26)(ii) and (26)(v),  and (q) above and if such premises, operations, products, or completed operations constitute only a minor and incidental part of the total premises, operations, products, or completed operations of the insured, such exclusion(s) shall not apply.

If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of exclusions (o) items (1), (2), (5), (7),
(14),  (15),  (17),  (19),  (26)(ii) and (26)(v),  and (q), these  exclusions be suspended with respect to such business until 30 days after an underwriting supervisor of the Company acquires knowledge of such business.


Section 9  -  REINSURANCE PREMIUM AND COMMISSION

As a condition precedent to the Reinsurer's obligations hereunder, the Company shall pay to the Reinsurer:

          (a) For the First Excess Cover, 5.417% of the Company's Subject Premium written.

          (b) For the Second Excess Cover, 2.500% of the Company's Subject Premium written.

The reinsurance premiums in (a) and (b) above are subject to a fixed commission of 40%.


Section 10  -  CONTINGENT COMMISSION

In addition to the fixed commission set forth in the section entitled REINSURANCE PREMIUM AND COMMISSION, the Reinsurer shall pay to the Company a contingent commis-sion of 60% of the amount by which the Reinsurer's Income exceeds the Reinsurer's Outgo for each Contingent Period.

With respect to the contingent commission and the calculation thereof, the following definitions and reporting provisions shall apply:

         (a)    Contingent Period

                The initial Contingent Period shall be from May 1, 1996, through December 31, 2000 (the period from May 1, 1996 through December 31, 1999 under Exhibit A of prior Agreement No. 8206 between the Company and the Reinsurer and the period from January 1, 2000 through December 31, 2000 under this Exhibit), and thereafter each Contingent Period shall consist of 36 months to begin concurrently with the expiration of the previous Contingent Period; however,

                (1) Should the date of termination of this Exhibit coincide with the completion of a Contingent Period, such Contingent Period and the period from the date of termination until expiration or termination of the reinsurance, if any, then in effect shall be combined and shall constitute a single Contingent Period.

                (2) Should Company terminate this Exhibit after the completion of the initial Contingent Period or Reinsurer terminate this Exhibit at any time and the date of termination not coincide with the completion of a Contingent Period, the following periods shall be combined and shall constitute a single Contingent Period:

                           (i) The last Contingent Period completed prior to the date of termination, and

                           (ii)     The   period   from   the   last   completed
                                    Contingent   Period   until   the   date  of
                                    termination, and

                           (iii)    The  period  from  the  date of  termination
                                    until   expiration  or  termination  of  the
                                    reinsurance, if any, then in effect.

                (3) Should the Company terminate this Exhibit during the initial Contingent Period, the provisions of sub-paragraph
                      (g) of this Section shall apply.

         (b)    Reinsurer's Income

                This term shall mean:

                  (1) The First Excess reinsurance premium written, net of fixed commission, during the Contingent Period;

                  (2) Plus the First Excess reinsurance premium unearned, net or fixed commission, at the end of the preceding Contingent Period (or as respects the initial Contingent Period, as of May 1, 1996) calculated on a monthly pro rata basis;

                  (3) Less the First Excess reinsurance premium unearned, net of fixed commission, at the end of the Contingent Period calculated on a monthly pro rata basis.

         (c)    Reinsurer's Outgo

                This term shall mean:

                  (1) The sum of the Reinsurer's payments and reserves for claims, losses and adjustment expense (including reserves for claims and losses incurred but not reported, as set forth in sub-paragraph (d) below) less the Reinsurer's portion of salvage recovered, resulting from Occurrences taking place during the Contingent Period and allocated to the First Excess Cover;

                  (2) Plus 20% of the Reinsurer's Income as an allowance for the Reinsurer's management expenses.

         (d)    Reserves for Claims and Losses Incurred but Not Reported

                The  reserves  for claims and losses  incurred  but not reported
                (IBNR) shall be determined separately for each twelve month period within each Contingent Period. IBNR will be determined by multiplying the Reinsurer's Income for each twelve month period by the appropriate factor based on the maturity of the twelve month period from its commencement date.

                     Maturity (In Months)                IBNR Factor

                              12                             80%
                              24                             60%
                              36                             40%
                              48                             20%
                       60 and subsequent                      0%

         (e)    Statements of Contingent Commission (Interim Statements)

                As respects the initial Contingent Period, as soon as practicable after December 31, 1998 and December 31, 1999, the Reinsurer shall render to the Company an interim statement of contingent commission for the period from the commencement of the Contingent Period until such December 31st. The amount thereof shall be balanced against the amount previously paid the

                Company for the Contingent Period and the difference due either party shall be remitted promptly.

                As respects each subsequent Contingent Period, as soon as practicable after each anniversary of the commencement of a Contingent Period, the Reinsurer shall render to the Company an interim statement of contingent commission for the period from the commencement of the Contingent Period until such anniversary. The amount thereof shall be balanced against the amount previously paid the Company for the Contingent Period and the difference due either party shall be remitted promptly.

         (f)    Statements of Contingent Commission (Entire Contingent Period)

                As soon as practicable after the end of a Contingent Period, the Reinsurer shall render to the Company a statement of contingent commission for the entire Contingent Period. The amount thereof shall be balanced against the amount previously allowed the Company for the Contingent Period and the amount due either party shall be remitted promptly. Annually thereafter, revised statements shall be rendered to the Company reflecting changes in the original statement until all claims and losses resulting from Occurrences taking place during the Contingent Period are fully discharged, and the amount due either party because of such changes shall be remitted promptly.

         (g)    Termination

                If this Exhibit is terminated by the Company at any time during the period from January 1, 2000 through December 31, 2000, the contingent commission percentage shall be 66 2/3% of 60%.

                If this Exhibit is still in force at the end of the initial Contingent Period, the contingent commission percentage for the entire Contingent Period shall be 100% of 60%.

                If this Exhibit is terminated by the Company after the end of the initial Contingent Period or by the Reinsurer at any time, the contingent commission percentage for any Contingent Period, or fractional part thereof, shall be 100% of 60%.


Section 11  -  REPORTS AND REMITTANCES

         (a)    Reinsurance Premium

                Within 45 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium for the quarter with respect to the Company's Subject Premium written during the quarter, summarizing the reinsurance premium by line of insurance; and the amount due the Reinsurer shall be remitted within 45 days after the close of the quarter.

                Within 45 days after the close of each calendar quarter, the Company shall also render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term and by month and year of expiration.

         (b)    Claims and Losses

                The Company shall report promptly to the Reinsurer each claim or loss for which the Company's estimated amount of Net Loss is 50% or more of the amount of the Company Retention and shall also report all cases of serious injury which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the following:

                (1)   Cord injury - paraplegia, quadriplegia;

                (2)   Amputations - requiring a prosthesis;

                (3)   Brain damage affecting mentality or central nervous system
                      - such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak (aphasia), hemiplegia or unconsciousness (comatose);

                (4)   Blindness;

                (5) Burns - involving over 10% of body with third degree or 30% of body with second degree;

                (6) Multiple fractures - involving more than one member or non-union;

                (7) Fracture of both heel bones (fractured bilateral os calcis);

                (8) Nerve damage causing paralysis and loss of sensation in arm and hand (brachial plexus nerve damage);

                (9)   Massive internal injuries affecting body organs;

                (10) Injury to nerves at base of spinal canal (Cauda Equina) or any other back injury resulting in incontinence of bowel and/or bladder;

                (11)  Fatalities;

                (12) Any other serious injury which, in the judgment of the Company, might involve the Reinsurer.

                The Company shall advise the Reinsurer of the estimated amount of Net Loss in connection with each such claim or loss and of any subsequent changes in such estimates.

                Promptly upon receipt of a definitive statement of Net Loss from the Company, but within no more than 25 days, the Reinsurer shall pay to the Company the Reinsurer's portion of Net Loss. The Company shall report to the Reinsurer any subsequent changes in the amount of Net Loss, and the amount due either party shall be remitted promptly, but within no more than 25 days.

         (c)    General

                In addition to the reports required in (a) and (b) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

                All reports shall be rendered on forms or in format acceptable to the Company and the Reinsurer.


Section 12  - TERMINATION

Either party may terminate this Exhibit by sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. As respects coverages written on an occurrence basis, the Reinsurer shall not be liable for claims and losses resulting from occurrences taking place at and after the effective time and date of termination. As respects coverages written on a claims-made basis, the Reinsurer shall not be liable for claims received and recorded by the Company or the insured at and after the effective time and date of termination, unless such claim is received and recorded by the Company or the insured during an extended reporting period in force at the time and date of termination.

The Reinsurer shall return to the Company the reinsurance premium unearned calculated on the monthly pro rata basis as of the effective time and date of termination, less the commission previously allowed thereon.

                                    EXHIBIT B

                         Attached to and made a part of
                        Agreement of Reinsurance No. 8759

                           EXCESS OF LOSS REINSURANCE
                                       of
                          Automobile Liability Business
  ---------------------------------------------------------------------------

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall apply to Liability Business written by the Company, which is defined as insurance classified as commercial automobile liability, including non owned and hired automobile liability when written as part of a general liability policy, commercial automobile uninsured/ underinsured motorists, commercial automobile personal injury protection, and garage liability (not to include garage keepers legal liability) and described in the manuals of the Insurance Services Office, as respects insureds domiciled in the United States of America, its territories and possessions, or in Canada.


Section 2  -  COMMENCEMENT

This Exhibit shall apply to claims or losses resulting from Occurrences insured under new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 2000, and shall continue in force until terminated in accordance with the provisions of the section entitled TERMINATION.


Section 3  -  LIABILITY OF THE REINSURER

The Reinsurer shall pay to the Company, with respect to Automobile Liability business of the Company, the amount of Net Loss each Occurrence in excess of the Company Retention but not exceeding the Limits of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

                                                  SCHEDULE OF REINSURANCE
---------------------------------------------------------------------------------------------------------
Class of Business                   Company Retention             Limits of Liability of the Reinsurer
---------------------------------------------------------------------------------------------------------
                                                                     First                    Second
                                                                 Excess Cover              Excess Cover
Automobile Liability Business           $250,000                   $750,000                 $2,000,000
---------------------------------------------------------------------------------------------------------

Section 4  -  COMBINATION COVER

If an Occurrence takes place which involves the Automobile Liability business reinsured hereunder and/or any Other Liability business reinsured under Exhibit A to this Agreement and/or one Property Risk reinsured under Exhibit C to this Agreement in combination, the provisions of the section entitled COMBINATION COVER of said Exhibit A shall apply.


Section 5  -  OTHER REINSURANCE

The obligations of the Company to reinsure business falling within the scope of this Exhibit and of the Reinsurer to accept such reinsurance are mandatory and no other reinsurance (either facultative or treaty) is permitted, except as provided for below.

The Company may purchase facultative excess of loss reinsurance or facultative share reinsurance within the liability of the Reinsurer, if, in the underwriting judgment of the Company, the Reinsurer will be benefited thereby. In no event, however, shall the amount required with respect to the Company Retention be reduced.


Section 6  -  COMPANY POLICY AMOUNTS

For the purpose of determining the Company Retention and the Limits of Liability of the Reinsurer, the limits of liability of the Company with respect to any one policy shall be deemed not to exceed:

   (a)    Commercial Automobile Bodily             $1,000,000 each person*
          Injury Liability                         $1,000,000 each occurrence*

   (b)    Commercial Automobile Property           $ 250,000* each occurrence
          Damage

   (c)    Commercial Automobile Liability          $1,000,000 each occurrence*
          Combined Single Limit

   (d)    Commercial Uninsured and Underinsured    $1,000,000 each person*
          Motorists Coverages                      $1,000,000 each occurrence*

   (e)    Personal Injury Protection Coverage      Statutory Limits

   (f)    Garage Liability                         $1,000,000 each occurrence

   *As respects policies written in Texas by another insurance carrier at the request of the Company and 100% reinsured by the Company, these amounts shall be increased by $51.

Section 7  -  DEFINITIONS

         (a)    Company Retention

                This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

         (b)    Net Loss

                This term shall mean all payments by the Company within the terms and limits of its policies in settlement of claims or losses, payment of benefits, or satisfaction of judgments or awards, including Adjustment Expense, after deduction of subrogation and other recoveries and after deduction of amounts due from all other reinsurance, whether collectible or not. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

                Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, this term shall also include 100% of Losses in Excess of Policy Limits and 80% of Extra Contractual Obligations.

         (c)    Adjustment Expense

                This term shall mean expenditures by the Company within the terms of its policies in the direct defense of claims and as allocated to an individual claim or loss (other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company) made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses, court costs; Prejudgment Interest or Delayed Damages; and interest on any judgment or award.

         (d)    Prejudgment Interest or Delayed Damages

                This term shall mean interest or damages added to a settlement, verdict, award, or judgment based on the amount of time prior to the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

         (e)    Losses in Excess of Policy Limits and Extra Contractual
                Obligations

                (1) The term "Loss in Excess of Policy Limits" shall mean a payment made to a third party claimant in excess of the policy limit which the Company is legally obligated to pay resulting from an action taken by the insured or assignee arising from a third party claimant being awarded an amount in excess of the Company's policy limit as a result of the Company's failure to settle within the policy limit or of the Company's alleged or actual negligence or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

                (2) The term "Extra Contractual Obligation" shall mean a loss which the Company is legally obligated to pay, which is not covered under any other provision of this Exhibit and which arises from the Company's handling of any claim on the policies reinsured hereunder which have limits of liability greater than the Company Retention.

                The date on which a Loss in Excess of Policy Limits or an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original Occurrence.

                There shall be no coverage hereunder where the Loss in Excess of the Policy Limit or the Extra Contractual Obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

                Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this definition and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's Net Loss.

         (f)    Occurrence

                This term shall mean each accident or occurrence or series of accidents or occurrences arising out of one event, whether involving one or several of the Company's policies. All bodily injury or property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one Occurrence.

         (g)    Subject Written Premium

                This term shall mean the Company's written premium for the business reinsured under this Exhibit after deduction of the premium paid for reinsurance which inures to the benefit of this Exhibit.

Section 8  -  EXCLUSIONS

This Exhibit does not apply to:

         (a) Reinsurance assumed by the Company, excepting reinsurance of primary business assumed from affiliated companies and excepting reinsurance of business written by another insurance company at the request of the Company and 100% reinsured by the Company;

         (b) Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of policy containing a standard war exclusion clause;

         (c) Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool, association, or syndicate, including pools, associations, or syndicates in which membership by the Company is required under any statute or regulation;

         (d) Any liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund, or other arrangement, howsoever denominated, established, or governed, which provides for any assessment of, payment, or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part;

         (e) Nuclear Incident as provided in the Nuclear Incident Exclusion Clause - Liability - Reinsurance, which is attached to and made a part of this Exhibit;

         (f) Policies written on a co-indemnity basis not controlled by the Company;

         (g) Fidelity, surety, aviation, ocean marine, system performance, boiler and machinery, political risk, kidnap, ransom and extortion, credit, retroactive liability, financial guarantee and insolvency business, or strike insurance;

         (h) Policies written to apply in excess of a deductible or self insured amount of more than $25,000 or policies written to apply specifically in excess over underlying insurance;

         (i) Pollution liability or environmental impairment liability with respect to new and renewal policies written on and after January 1, 1986, but this exclusion does not preclude liability for loss, damage, costs, or expenses which are covered under

                Insurance Services Office wordings promulgated on or after January 1, 1986. However, if the insured elects to purchase any "buy back" or additional coverage options, such options shall not be covered under this Exhibit even if such options are provided by or covered under such Insurance Services Office wordings;

         (j) "Self-insurance" or "self-insured obligations", howsoever styled, of the Company, its affiliates or subsidiaries, or any insurance wherein the Company, its affiliates or subsidiaries, are named as the insured party, either alone or jointly with some other party, notwithstanding that no legal liability may arise in respect thereof by reason of the fact that the Company, its affiliates or subsidiaries, may not be obligated by law to pay a claim to itself, its affiliates or subsidiaries;

         (k) Liability arising out of the manufacturing, mining, transportation, distribution, use, removal, encapsulation, or exposure to asbestos, asbestos products, asbestos fibers, or asbestos dust;

         (l) Policies covering liability of any original insured whose annual gross sales, receipts, or revenues exceed $250,000,000;

         (m) Garagekeepers legal liability and general liability, other than non owned and hired automobile liability when written as part of a general liability policy;

         (n)    Automobile   liability  insurance  relating  to  the  ownership,
                maintenance, or use of:

                (1)   Automobiles used in organized speed contests;

                (2) Emergency vehicles, including police and fire department vehicles;

                (3) Automobiles leased or rented to others without drivers; however, this exclusion shall not apply to substitute automobiles maintained by new car dealers;

                (4) Commercial automobiles customarily operated beyond a 500 mile radius as defined in the manuals of the Insurance Services Office, except for accounts with up to five vehicles hauling their own goods;

                (5) Commercial automobiles over 45,000 lbs. gross vehicle weight or gross combination weight as defined in the manuals of the Insurance Services Office, except for accounts with up to five vehicles hauling their own goods;

                (6) Public automobiles as defined in the manuals of the Insurance Services Office;

                (7) Vehicles used for transporting corrosives, explosives, flammable gases, flammable liquids, flammable solids, hazardous waste, non-flammable gases, oxidizers, poisons or radioactive materials.

If the Company provides insurance for an insured with respect to the ownership, maintenance, or use of the vehicles listed in exclusions (n)(1) through (n)(6) and if such ownership, maintenance, or use constitutes only a minor and incidental part of the ownership, maintenance, or use of all vehicles of the insured, such exclusion(s) shall not apply.

If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of exclusions (n) items (1), (2), (3), (4),
(5), and (6), these exclusions be suspended with respect to such business until 30 days after an underwriting supervisor of the Company acquires knowledge of such business.


Section 9  -  REINSURANCE PREMIUM AND COMMISSION

As a condition precedent to the Reinsurer's obligations hereunder, the Company shall pay to the Reinsurer:

         (a)    For the First Excess Cover:

                  (1) For the commercial automobile liability business (other than courier) reinsured hereunder, 12.00% of the Company's Subject Written Premium;

                  (2)      For   the   garage   liability   business   reinsured
                           hereunder, 19.59% of the Company's Subject Written Premium;

                  (3) For the courier business reinsured hereunder, 32.33% of the Company's Subject Written Premium.

                The reinsurance premiums set forth in above are provisional and shall be adjusted at the rates set forth in Appendix A attached hereto.

         (b) For the Second Excess Cover, 1.67% of the Company's Subject Written Premium.

The reinsurance premiums in (a) and (b) above are subject to a fixed commission of 40%.

Section 10  -  REPORTS AND REMITTANCES

         (a)    Reinsurance Premium

                Within 45 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the provisional reinsurance premium set forth in sub-paragraph (a) of the section entitled REINSURANCE PREMIUM AND COMMISSION for the quarter and the reinsurance premium set forth in sub-paragraph (b) of said Section for the quarter with respect to business of the Company written during the quarter, summarizing the reinsurance premium by line of insurance; and the amount due the Reinsurer shall be remitted within 45 days after the close of the quarter.

                Within 45 days after the close of each calendar quarter, the Company shall also render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term and by month and year of expiration.

                Within 45 days after the close of each calendar year, the Company shall render to the Reinsurer a report of the Company's Subject Written Premium during the year. The Company shall calculate the actual reinsurance premium thereon in accordance with the provisions of sub-paragraph (a) of the section entitled REINSURANCE PREMIUM AND COMMISSION and shall balance such amount against the provisional reinsurance premium previously paid. Any difference due the Reinsurer shall be remitted with such report. Any difference due the Company shall be remitted promptly, but within no more than 25 days after receipt of such report.

         (b)    Claims and Losses

                The Company shall report promptly to the Reinsurer each claim or loss for which the Company's estimated amount of Net Loss is 50% or more of the amount of the Company Retention and shall also report all cases of serious injury which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the following:

                  (1)      Cord injury - paraplegia, quadriplegia;

                  (2)      Amputations - requiring a prosthesis;

                  (3) Brain damage affecting mentality or central nervous system - such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak (aphasia), hemiplegia or unconsciousness (comatose);

                  (4)      Blindness;

                  (5) Burns - involving over 10% of body with third degree or 30% of body with second degree;

                  (6) Multiple fractures - involving more than one member or non-union;

                  (7) Fracture of both heel bones (fractured bilateral os calcis);

                  (8) Nerve damage causing paralysis and loss of sensation in arm and hand (brachial plexus nerve damage);

                  (9)      Massive internal injuries affecting body organs;

                  (10)     Injury  to  nerves  at base of  spinal  canal  (Cauda
                           Equina)  or  any  other  back  injury   resulting  in
                           incontinence of bowel and/or bladder;

                  (11)     Fatalities;

                  (12) Any other serious injury which, in the judgment of the Company, might involve the Reinsurer.

                The Company shall advise the Reinsurer of the estimated amount of Net Loss in connection with each such claim or loss and of any subsequent changes in such estimates.

                Promptly upon receipt of a definitive statement of Net Loss from the Company, but within no more than 25 days, the Reinsurer shall pay to the Company the Reinsurer's portion of Net Loss. The Company shall report to the Reinsurer any subsequent changes in the amount of Net Loss, and the amount due either party shall be remitted promptly, but within no more than 25 days.

         (c)    General

                In addition to the reports required in (a) and (b) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

                All reports shall be rendered on forms or in format acceptable to the Company and the Reinsurer.

Section 11  - TERMINATION

Either party may terminate this Exhibit by sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. The Reinsurer shall not be liable for claims and losses resulting from Occurrences taking place at and after the effective time and date of termination.

The Reinsurer shall return to the Company the reinsurance premium unearned calculated on the monthly pro rata basis as of the effective time and date of termination, less the commission previously allowed thereon.

                                    EXHIBIT C

                         Attached to and made a part of
                        Agreement of Reinsurance No. 8759

                           EXCESS OF LOSS REINSURANCE
                                       of
                                Property Business
  ---------------------------------------------------------------------------

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall apply to Property Business written by the Company, which is defined as insurance which is classified in the NAIC form of annual statement as fire, allied lines, inland marine, commercial multiple peril (property coverages) or automobile physical damage (dealers open lot or garage keepers legal liability each with a maximum policy limit of $500,000), except those lines specifically excluded in the section entitled EXCLUSIONS, on risks wherever located in the United States of America, its territories and possessions, or in Canada.


Section 2  -  COMMENCEMENT

This Exhibit shall apply to losses resulting from Occurrences insured under new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 2000, and shall continue in force until terminated in accordance with the provisions of the section entitled TERMINATION.


Section 3  -  LIABILITY OF THE REINSURER

The Reinsurer shall pay to the Company, with respect to each Risk of the Company, the amount of Net Loss sustained by the Company in excess of the Company Retention but not exceeding the Limits of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

The Limit of Liability of the Reinsurer under the First Excess Cover shall not exceed a total payment of Net Loss of $600,000 on all Risks involved in one Occurrence; the Limit of Liability of the Reinsurer under the Second Excess Cover shall not exceed a total payment of Net Loss of $1,500,000 on all Risks involved in one Occurrence; and the Limit of Liability of the Reinsurer under the Third Excess Cover shall not exceed a total payment of Net Loss of $2,000,000 on all Risks involved in one Occurrence.

                                      SCHEDULE OF REINSURANCE
-------------------------------------------------------------------------------------------------
                         Company
Class of Business       Retention                    Limit of Liability of the Reinsurer
-------------------------------------------------------------------------------------------------
                                                First              Second              Third
                                            Excess Cover        Excess Cover       Excess Cover
Property Business       $300,000              $200,000            $500,000          $1,000,000
-------------------------------------------------------------------------------------------------

All insurance written under one or more policies of the Company against the same peril on the same Risk shall be combined, and the Company Retention and the Limit of Liability of the Reinsurer shall be determined on the basis of the sum of all insurance against the same peril and on the same Risk which is in force at the time of a claim or loss.


Section 4  -  COMBINATION COVER

If an Occurrence takes place which involves one Property Risk reinsured under this Exhibit and the Other Liability business reinsured under Exhibit A or the Automobile Liability business reinsured under Exhibit B in combination, the provisions of the section entitled COMBINATION COVER of said Exhibit A shall apply.


Section 5  -  OTHER REINSURANCE

The obligations of the Company to reinsure business falling within the scope of this Exhibit and of the Reinsurer to accept such reinsurance are mandatory and no other reinsurance (either facultative or treaty) is permitted, except as provided for below.

When the amount of insurance written by the Company on an individual Risk exceeds $2,000,000, permission is granted the Company to purchase facultative excess of loss or share reinsurance for the excess amount on such Risk. If the Company purchases facultative excess of loss reinsurance, it shall apply the Supplemental Rates set forth in Appendix A attached hereto. If the Company does not purchase either facultative excess of loss or share reinsurance for the excess amount on such Risk, the Net Loss for the purpose of computing the Company Retention and the Limit of Liability of the Reinsurer shall be reduced as if facultative share reinsurance had been in force at the time of the loss for the excess amount on such Risk.

The Company may also purchase facultative excess of loss reinsurance or facultative share reinsurance within the liability of the Reinsurer, if, in the underwriting judgment of the Company, the Reinsurer will be benefited thereby. In no event, however, shall the amount required with respect to the Company Retention be reduced.

Recoveries from catastrophe reinsurance shall be deemed not to reduce the amount required with respect to the Company Retention.


Section 6  -  DEFINITIONS

         (a)    Company Retention

                This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

         (b)    Net Loss

                This term shall mean all payments by the Company within the terms and limits of its policies in settlement of claims or losses, including Adjustment Expense, after deduction of salvage and other recoveries and after deduction of amounts due from all other reinsurance, except catastrophe reinsurance, whether collectible or not. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

                Notwithstanding   the   provisions   of  the  article   entitled
                MANAGEMENT OF CLAIMS AND LOSSES, this term shall also include 80% of Extra Contractual Obligations.

         (c)    Adjustment Expense

                This term shall mean expenditures by the Company within the terms of its policies in the direct defense of claims and as allocated to an individual claim or loss (other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company) made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses; court costs; Prejudgment Interest or Delayed Damages; and interest on any judgment or award.

         (d)    Prejudgment Interest or Delayed Damages

                This term shall mean interest or damages added to a settlement, verdict, award, or judgment based on the amount of time prior to the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

         (e)    Extra Contractual Obligations

                This term shall mean a loss which the Company is legally obligated to pay, which is not covered under any other provision of this Exhibit and which arises from the Company's handling of any claim on the policies reinsured hereunder which have amounts of insurance greater than the Company Retention.

                The date on which an extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original Occurrence.

                There shall be no coverage hereunder where the extra contractual obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

                Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this definition and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's Net Loss.

         (f)    Risk

                The Company shall establish what constitutes one Risk, provided:

                (1) a Building and its contents, including time element coverages, shall never be considered more than one Risk;

                (2) when two or more Buildings and their contents are situated at the same general location, the Company shall identify on its records at the time of acceptance by the Company those individual Buildings and their contents that are considered to constitute each Risk; if such identification is not made, each Building and its contents shall be considered to be a separate Risk.

         (g)    Building

                This term shall mean each structure that is considered by the local fire insurance rating organization to be a separate building for rate making purposes. With reference to structures not rated specifically by the local fire insurance rating organization, the term Building shall mean each separately roofed structure enclosed within exterior walls.

         (h)    Occurrence

                This term shall mean each occurrence or series of occurrences arising out of one event.

         (i)    Subject Written Premium

                This term shall mean the Company's written premium for the business reinsured under this Exhibit, after deduction of the premium paid for reinsurance which inures to the benefit of this Exhibit.

                For purposes of this Exhibit, Subject Written Premium for businessowners shall be deemed to be 60% of the total policy premium.


Section 7  -  EXCLUSIONS

This Exhibit does not apply to:

         (a) Reinsurance assumed by the Company, excepting reinsurance of primary business assumed from affiliated companies;

         (b) Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of policy containing a standard war exclusion clause;

         (c) Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool, association, or syndicate, including pools, associations, or syndicates in which membership by the Company is required under any statute or regulation;

         (d) Any liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund, or other arrangement, howsoever denominated, established, or governed, which provides for any assessment of, payment, or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part;

         (e) Nuclear Incident as provided in the Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance, which are attached to and made a part of this Exhibit;

         (f) Policies written on a co-indemnity basis not controlled by the Company;

         (g) Fidelity, surety, aviation, ocean marine, system performance, boiler and machinery, political risk, kidnap, ransom and extortion, credit, retroactive liability, financial guarantee and insolvency business, or strike insurance;

         (h) Policies written to apply in excess of a deductible or self insured amount of more than $25,000 or policies written to apply specifically in excess over underlying insurance;

         (i) Loss, damage costs, or expenses arising out of: the release, discharge, dispersal, or escape of pollutants; the extraction, removal, clean up, containment, monitoring, or detoxification of pollutants; or, the removal, restoration, or replacement of polluted land or water. However, this exclusion does not preclude liability for loss, damage, costs, or expenses which are covered under Insurance Services Office wordings promulgated on or after April 1, 1986. Nevertheless, if the insured elects to purchase any "buy-back" or additional coverage options, such options shall not be covered under this Exhibit even if such options are provided by or covered under such Insurance Services Office wordings;

         (j) "Self-insurance" or "self-insured obligations", howsoever styled, of the Company, its affiliates or subsidiaries, or any insurance wherein the Company, its affiliates or subsidiaries, are named as the insured party, either alone or jointly with some other party, notwithstanding that no legal liability may arise in respect thereof by reason of the fact that the Company, its affiliates or subsidiaries, may not be obligated by law to pay a claim to itself, its affiliates or subsidiaries;

         (k) The following kinds of insurance and risks classified by the Company as property business:

                (1) The perils of flood, surface water, waves, tidal water or tidal wave, overflow of streams, or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such;

                (2)     The peril of earthquake, when written as such;

                (3) Difference in conditions insurance or similar kinds of insurance, howsoever styled;

                (4)     Insurance on growing or standing crops, or timber;

                (5) Mortgage impairment insurance and similar kinds of insurance, howsoever styled;

                (6) Risks having a total insurable value of more than $50,000,000;

                (7) Any collection of fine arts with an insurable value of $5,000,000 or more;

                (8)     All bridges, tunnels, and dams;

                (9)     Mobile homes, when written on a personal lines policy;

                (10)    All offshore property risks;

                (11)    Railroad property;

                (12)    Inland marine business with respect to the following:

                        (i) Cargo insurance with respect to ocean, lake, or inland waterway vessels;

                        (ii) Motor-truck cargo insurance written for common carriers operating beyond a radius of 2,000 miles;

                        (iii) Commercial negative film insurance and cast and/or non-appearance insurance;

                        (iv)    Drilling   and/or   production   rigs   and  all
                                machinery and equipment used in the exploration of natural fuels;

                        (v)     Furriers'   customers  and  garment  contractors
                                policies;

                        (vi) Insurance on livestock birds, or other animals under so-called "mortality policies";

                        (vii) Jewelers' block policies and furriers' block policies;

                        (viii)  Mining equipment while underground;

                        (ix)    Radio  and   television   broadcasting   towers,
                                exceeding 500 feet in height;

                        (x)     Registered mail and armored car insurance;

                        (xi) Watercraft, other than watercraft insured under personal property floaters, yacht, or outboard policies.


Section 8  -  REINSURANCE PREMIUM AND COMMISSION

As a condition precedent to the Reinsurer's obligations hereunder, the Company shall pay to the Reinsurer a reinsurance premium equal to the product of the Company's Subject Written Premium, and the applicable reinsurance rate as set forth in Appendix A attached hereto.

The reinsurance premiums above shall be subject to a fixed commission allowance of 40%.


Section 9  -  REPORTS AND REMITTANCES

         (a)    Reinsurance Premium

                Within 45 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium for the quarter with respect to business of the Company written during the quarter, summarizing the reinsurance premium by line of insurance; and the amount due the Reinsurer shall be remitted within 45 days after the close of the quarter.

                Within 45 days after the close of each calendar quarter, the Company shall also render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term and by month and year of expiration.

         (b)    Claims and Losses

                The Company shall report promptly to the Reinsurer each claim or loss which, in the Company's opinion, may involve the reinsurance afforded by this Exhibit. The Company shall advise the Reinsurer of the estimated amount of Net Loss in connection with each such claim or loss and of any subsequent changes in such estimates.

                Promptly upon receipt of a definitive statement of Net Loss from the Company, but within no more than 25 days, the Reinsurer shall pay to the

                Company the Reinsurer's portion of Net Loss. The Company shall report to the Reinsurer any subsequent changes in the amount of Net Loss, and the amount due either party shall be remitted promptly, but within no more than 25 days.

         (c)    P.C.S. Catastrophe Bulletins

                The Company shall furnish to the Reinsurer, upon request, the following information with respect to each catastrophe set forth in the Catastrophe Bulletins published by the Property Claim
                Services:

                (1) The preliminary estimates of the amount recoverable from the Reinsurer;

                (2) The Reinsurer's portion of claims, losses, and Adjustment Expense paid less salvage recovered during each calendar quarter;

                (3) The Reinsurer's portion of reserves for claims, losses, and Adjustment Expense at the end of each calendar quarter.

         (d)    General

                In addition to the reports required by (a), (b), and (c) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

                All reports shall be rendered on forms or in format acceptable to the Company and the Reinsurer.


Section 10  - TERMINATION

Either party may terminate this Exhibit by sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. The Reinsurer shall not be liable for any claims or losses resulting from Occurrences taking place at and after the effective time and date of termination.

The Reinsurer shall return to the Company the reinsurance premium unearned calculated on the monthly pro rata basis as of the effective time and date of termination, less the commission previously allowed thereon.

                                   APPENDIX A

                         Attached to and made a part of
                         Exhibit B of Agreement No. 8759

                         FIRST EXCESS REINSURANCE RATES


                      Commercial Auto (Other than Courier)

                      Policy Limit Gross Reinsurance Rates

    $   300,000 CSL                                                     6.31%
    $   500,000 CSL                                                   16.67%
    $1,000,000 CSL                                                    25.72%
 $100,000/$   300,000                                                   1.47%
 $250,000/$   500,000                                                 10.74%
  $500,000/$1,000,000                                                 22.89%

                                     Garage

  Policy Limit      Gross Reinsurance Rates

    $   300,000 CSL                                                     7.61%
    $   500,000 CSL                                                   18.82%
    $1,000,000 CSL                                                    27.75%

                                     Courier

  Policy Limit      Gross Reinsurance Rates

    $1,000,000 CSL                                                    32.33%

                                                        APPENDIX A

                                              Attached to and made a part of
                                              Exhibit C of Agreement No. 8759

                                                     REINSURANCE RATES

                                                                     Gross Reinsurance Rates

         Amount of Insurance                        First Excess          Second Excess        Third Excess
      $         0 - $   300,000                         - 0 -                 - 0 -                - 0 -

      $   300,001 - $   400,000                          4.13%                - 0 -                - 0 -

      $   400,001 - $   500,000                        12.35%                 - 0 -                - 0 -

      $   500,001 - $1,000,000                         21.30%                  8.10%               - 0 -

       $1,000,001 - $2,000,000                         22.50%                19.94%               11.52%


                                                    Supplemental Rates

       $2,000,001 - $3,000,000                         19.20%                20.72%               25.77%

       $3,000,001 - $5,000,000                         14.97%                17.63%               30.40%

                                ENDORSEMENT NO. 1

                         Attached to and made a part of
                            AGREEMENT OF REINSURANCE
                                    NO. 8759
                                     between
                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY
                                       and
                         GENERAL REINSURANCE CORPORATION


IT IS MUTUALLY AGREED that, retroactive to the inception date of this Agreement,
Section 11 is hereby added to Exhibit C of this Agreement as follows:

"Section 11  -  MORTGAGEE REINSURANCE ENDORSEMENTS

To induce a mortgagee named in a policy of the Company to accept such policy, the Company and the Reinsurer may agree to name such mortgagee as a third party beneficiary in a Mortgagee Reinsurance Endorsement made a part of this Exhibit. For each such Mortgagee Reinsurance Endorsement so issued, the Company shall indemnify the Reinsurer for any and all liability, loss, cost, or expense the Reinsurer may sustain or incur in excess of its obligations under this Exhibit by reason of the issuance of such Mortgagee Reinsurance Endorsement.

If the Reinsurer becomes liable to a mortgagee under any Mortgagee Reinsurance Endorsement, the Reinsurer shall, to the extent of its liability:

        (a) Benefit pro-rata in reductions of the Company's loss by salvage, subrogation, compromise, or otherwise.

        (b) Be automatically subrogated to all of the mortgagee's rights against the Company under the policy.

        (c) Be completely discharged from its obligation to make any payment to the Company under this Exhibit and be entitled to set off against any amount due from the Reinsurer to the Company under this or any other agreement for any amounts for which the Reinsurer would not be liable except for the existence of such Mortgagee Reinsurance Endorsement.

The Reinsurer shall have the right to cancel any Mortgagee Reinsurance Endorsement by notice to the mortgagee."

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate,

this               day of                                     , 200___,
     -------------        ------------------------------------

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY




Attest:
         -----------------------------------

and this           day of                                     , 200___.
         ---------        ------------------------------------

                         GENERAL REINSURANCE CORPORATION



                                                                Vice President
Attest:
         -----------------------------------